SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the
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[ ]	Soliciting Material Under Rule 14a-12

ELANTEC SEMICONDUCTOR, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

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ELANTEC SEMICONDUCTOR, INC.

675 Trade Zone Boulevard
Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elantec Semiconductor, Inc. (the “Company”) will be held at the Company’s headquarters located at 675 Trade Zone Boulevard, Milpitas, California 95035 on Friday, February 15, 2002 at 9:00 a.m., local time, for the following purposes:

1.	To elect five directors of the Company, with each director to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company’s Board of Directors has nominated the following individuals to serve: Richard M. Beyer, Chuck K. Chan, James V. Diller, Alan V. King and Umesh Padval.

2.	To amend the 2001 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares and to set forth rules governing stock option grants to non-employee directors of the Company.

3.	To ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year.

4.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on December 20, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

Milpitas, California December 31, 2001	By Order of the Board of Directors /s/ Richard M. Beyer Richard M. Beyer President and Chief Executive Officer

ELANTEC SEMICONDUCTOR, INC.

675 Trade Zone Boulevard
Milpitas, California 95035

PROXY STATEMENT
December 31, 2001

     The accompanying proxy (the “Proxy”) is solicited on behalf of the Board of Directors of Elantec Semiconductor, Inc., a Delaware corporation (“Elantec” or the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters located at 675 Trade Zone Boulevard, Milpitas, California 95035 on Friday, February 15, 2002 at 9:00 a.m., local time (the “Annual Meeting”). This Proxy Statement, the accompanying form of Proxy, and Form 10-K for the fiscal year ended September 30, 2001 were first mailed to stockholders on or about December 31, 2001.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     Only holders of record of the Company’s Common Stock at the close of business on December 20, 2001 will be entitled to vote at the Annual Meeting. At the close of business on that date, the Company had 22,903,973 shares of Common Stock outstanding and entitled to vote. A majority, or 11,451,987 of these shares, will constitute a quorum for the transaction of business. Holders of Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2 and 3 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals. All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as a negative vote with respect to Proposal Nos. 2 and 3. In the event that a broker indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter, such broker non-votes will be counted towards a quorum but will not be counted for any purpose in determining whether Proposal Nos. 2 and 3 have been approved.

     All Proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, each valid returned Proxy that is not revoked will be voted in the election of directors “FOR” the nominees of the Board of Directors and “FOR” Proposal Nos. 2 and 3 described in this Proxy Statement, and at the Proxy holder’s discretion, on such other matters, if any, that may come properly before the Annual Meeting (including any proposal to adjourn or postpone the Annual Meeting).

     In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

     The expenses of soliciting Proxies to be voted at the Annual Meeting will be paid by the Company. Proxies may also be solicited by the Company and/or its agents, in person or by mail, telephone or telegram. The Company has hired a proxy solicitation firm, Mellon Investor Services, to assist with the soliciting of proxies. Mellon Investor Services will receive a fee of $8,500 plus reasonable out of pocket expenses for their services. Following the original mailing of the Proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the Proxies and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services telephone voting program. This program provides eligible stockholders the opportunity to vote by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not reference telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

REVOCABILITY OF PROXIES

     Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a written instrument delivered to the Secretary of the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

     The Board of Directors of the Company (the “Board” or “Board of Directors”) has nominated for election as directors each of the following persons to serve until the next annual meeting of stockholders and until his successor has been elected or until his earlier resignation, death or removal: Richard M. Beyer, Chuck K. Chan, James V. Diller, Alan V. King and Umesh Padval. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the Company’s nominees named below. The size of the Company’s Board is currently set at five members. Each of the nominees is currently a director of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies may be voted for such substitute nominee as the persons appointed in the Proxy may in their discretion determine. It is not expected that any nominee will be unable, or will decline, to serve as a director.

Directors/Nominees

     The names of the nominees for the Board and certain information about them as of December 20, 2001 are set forth below:

Name of Nominee and/or Director	Age	Director Since
James V. Diller	66	1986
Richard M. Beyer	53	2000
Chuck K. Chan (1, 2)	51	1992
Alan V. King (1, 2)	66	1997
Umesh Padval (1)	44	1999

     (1) Member of the Audit Committee.

     (2) Member of the Compensation Committee.

     Dr. Chan and Messrs. Beyer, Diller, King and Padval were re-elected to the Board at the Company’s last annual meeting of stockholders held on January 12, 2001. Vacancies on the Board occurring prior to an annual meeting may be filled by the Board.

     Further information regarding the Company’s nominees is as follows:

     Mr. Diller has been Chairman of the Board since 1997 and a Director of the Company since 1986. From November 1998 to July 2000, he served as our President and Chief Executive Officer. Mr. Diller was a Founder of PMC-Sierra, Inc., a communications semiconductor company, was its President and Chief Executive Officer from 1983 to 1997 and is currently its Vice Chairman of the Board. Mr. Diller has been a director of Sierra Wireless, a provider of wireless data communications hardware and software products, since 1993. In addition, Mr. Diller serves on the Board of a privately held Company. Mr. Diller holds a B.S. degree in physics from the University of Rhode Island.

     Mr. Beyer has been the Company’s President, Chief Executive Officer and Director since July 2000. From January 1999 through July 2000, Mr. Beyer served as President, Chief Executive Officer and Director at FVC.COM, Inc. From July 1996 through August 1998, Mr. Beyer served as President, Chief Operating Officer, and Director of VLSI Technology, Incorporated. From June 1995 through June 1996, Mr. Beyer served as Executive Vice President and Chief Operating Officer at National Semiconductor Corporation, and from February 1993 through May 1995, he held the position of President of the Communications and Computing Group of National Semiconductor Corporation. Prior to this, Mr. Beyer served in a number of senior managerial positions in the telecommunications and computer industries. Richard Beyer served three years as an officer in the United States Marine Corps. In addition, Mr. Beyer serves on the Board of a privately held company. He holds a B.S. degree and a M.S. degree in Russian from Georgetown University as well as a M.B.A. degree in marketing and international business from Columbia University.

     Dr. Chan has been a Director of the Company since January 1992 and also served as a Director from 1983 to 1984. Dr. Chan has been a Partner in Alpine Technology Ventures, a venture capital firm, since December 1994 and was a Partner in Associated Venture Investors, a venture capital firm, from 1982 to 1996. In addition, Dr. Chan serves on the Board of Directors of a number of privately held companies. Dr. Chan holds B.S., M.S. and Ph.D. degrees in physics from the Massachusetts Institute of Technology and a M.B.A. degree from Harvard University.

     Mr. King has been a Director of the Company since December 1997. Mr. King has been a Director of Persistence Software, Inc., a publicly traded software company, since June 2001. Mr. King has been serving as Chairman of IDS Software Systems, a privately held developer of yield management tools for the semiconductor industry, since February 2001. Mr. King has been Chairman of the Board of Volterra Semiconductor Corporation, a start-up company developing power management integrated circuits, since September 1996. In addition, Mr. King was previously the Chief Executive Officer of Volterra from September 1996 to August 2000. Mr. King was President and Chief Executive Officer of Silicon Systems, Inc., a semiconductor company, from September 1991 to November 1994 and was President and Chief Executive Officer of Precision Monolithics, Inc., a semiconductor company, from September 1987 to September 1991, and from September 1986 to September 1987, he was its Executive Vice President. In addition, Mr. King serves on the board of directors of a number of privately held companies. Mr. King holds a B.S. degree in engineering from the University of Washington.

     Mr. Padval has been a Director of the Company since November 1999. Mr. Padval is currently Senior Vice President of the Broadband Entertainment Division of LSI Logic Incorporated. Prior to this, Mr. Padval was the President of C-Cube Microsystem’s Semiconductor Division since October 1998 and served as Chief Executive Officer and Director of C-Cube Microsystems Incorporated from May 2000 to June 2001. Prior to joining C-Cube, Mr. Padval served as Senior Vice President and General Manager of the Consumer Digital Entertainment Division at VLSI Technology, Inc. from May 1997 to October 1998, and as Senior Vice President and General Manager for VLSI’s Computing Solution Division from 1987 to April 1997. Before joining VLSI Technology, Mr. Padval worked for Advanced Micro Devices, where he held a variety of marketing and engineering positions. Mr. Padval holds a B.S. degree in engineering from the Indian Institute of Mumbai, India, a M.S. degree in engineering from Pennsylvania State University, and a M.S. degree in engineering from Stanford University.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE NOMINATED DIRECTORS.

Board of Directors’ Meetings and Committees

     The Board of Directors met five (5) times, and acted by unanimous written consent thirteen (13) times during the fiscal year ended September 30, 2001 (“fiscal 2001”). No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which he served. Standing committees of the Board currently include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

     The Audit Committee met four (4) times separately from the full Board and took no actions by written consent during fiscal 2001. The Audit Committee exercises the following powers: (1) reviews the accounting policies and practices and the financial, cash investment and risk management policies of the Company; (2) recommends to the Board of Directors a firm of independent public accountants; (3) evaluates the effectiveness of the independent audit effort including a review and approval of the scope and fees for accounting services; (4) reviews management letters prepared by the independent public accountants of the Company; (5) reviews any interested transactions between the Company and management and (6) reports to the Board of Directors on matters discussed in the Audit Committee meetings, making recommendations to the Board and to management concerning these matters. Dr. Chan, Mr. King and Mr. Padval are currently members of the Audit Committee.

     The Compensation Committee met five (5) times separately from the full Board and acted by unanimous written consent eleven (11) times during fiscal 2001. The Compensation Committee administers the Company’s cash bonus and profit sharing plans and sets all stock and other compensation for the Company’s officers. Dr. Chan and Mr. King are currently members of the Compensation Committee. The Compensation Committee administers the Company’s 1995 Equity Incentive Plan, the Company’s 1995 Employee Stock Purchase Plan, the Company’s 1995 Directors Stock Option Plan and the Company’s 2001 Equity Incentive Plan.

Directors’ Compensation

     Directors who are not employees of the Company receive cash compensation of $1,500 for each of the Company’s Board of Directors meetings attended. Members of the committees of the Board of Directors who are not employees of the Company receive cash compensation of $500 for each committee meeting attended.

     Mr. Diller, our former Chief Executive Officer, receives compensation from the Company for his services as Chairman of the Board. His compensation consists of the following: (1) from October 2000 through March 2001, he received $18,750 per month, continued to participate in the management bonus program, received full benefits and continued vesting of all outstanding stock options; (2) in January 2001, Mr. Diller was granted 20,000 shares of Common Stock under the Company’s 1995 Equity Incentive Plan with 25% of the outstanding options vesting per quarter; and (3) from April 2001 through March 2002, he will receive $6,250 per month, one-third of his possible management bonus, full benefits and continued vesting of all outstanding stock options.

     Directors of the Company periodically receive options under the Company’s 1995 Directors Stock Option Plan (the “Directors Plan”) and are eligible to receive options under the 2001 Equity Incentive Plan. In fiscal 2001 each of the non-employee directors of the Company received a formula grant of 20,000 shares consisting of stock options at an exercise price of $43.50 per share.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENTS
TO THE 2001 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve amendments to the Company’s 2001 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder from 1,050,000 to 2,050,000, an increase of 1,000,000 shares, and to set forth rules governing stock option grants to non-employee Directors of the Company. The Board of Directors of the Company approved the proposed amendment to increase the number of shares of Common Stock reserved for issuance on October 31, 2001 and the proposed amendment to set forth rules governing stock option grants to non-employee Directors of the Company on December 10, 2001, both to be effective upon stockholder approval.

2001 Equity Incentive Plan History

     In November 2000, the Board of Directors of the Company adopted the Equity Incentive Plan and in January 2001, the Plan was approved by the stockholders of the Company. 1,050,000 shares of Common Stock were originally reserved for issuance under the Equity Incentive Plan.

     In May 2001, the Board of Directors of the Company approved the following amendments to the Equity Incentive Plan:

1.	The minimum exercise price will be no less than 100% of fair market value of the shares on the date of grant, except that the exercise price may be reduced to no less than 85% of the fair market value of the shares on the date of grant if the discount is expressly made in lieu of a reasonable amount of salary or cash bonus. 2. Repricing of options will not be approved by the Board of Directors without prior stockholder approval.

3.	Restricted stock awards will have a restriction period of at least three years unless performance based - in which case the restriction period will be not less than one year.

4.	Stock bonus awards (other than stock options and restricted stock awards) will be granted to officers and directors only in lieu of salary or cash bonus, or they will be tied to performance standards covering at least one year. The number of such shares awarded will be reasonable.

5.	The Board or Committee appointed by the Board will have the authority to: grant waivers of the Equity Incentive Plan or award conditions, only under extraordinary conditions, such as death, disability and change of corporate control.

     In October 2001, the Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 2,050,000.

     In December 2001, the Board of Directors of the Company approved the following amendments to the Equity Incentive Plan in order to set forth rules governing stock option grants to non-employee Directors of the Company.

1.	The Company will grant to each person, who is not an employee of the Company or any parent, subsidiary or affiliate of the Company, who becomes a Director of the Company, an option for 40,000 shares of Common Stock on the date such person joins the Board of Directors.

2.	The Company will grant to each Director of the Company on the date of the Company’s annual stockholders’ meeting an option for 20,000 shares of Common Stock.

3.	Options for shares of Common Stock granted to a non-employee Director of the Company will be exercisable as the options vest and will vest as to one forty-eighth (1/48th) of the shares beginning one month after the initial grant date and will vest an additional one forty-eighth (1/48th) of the shares each month thereafter, so long as the non-employee Director continuously remains a member of the Board of Directors.

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4.	Options for shares of Common Stock granted to a non-employee Director of the Company will accelerate in the event of a dissolution or liquidation of the Company; a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options for Common Stock of the Company granted under the Equity Incentive Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all non-employee Directors who are optionees); a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; the sale of substantially all of the assets of the Company; or any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to the Equity Incentive Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Compensation Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they will terminate in accordance with the provisions of the Equity Incentive Plan.

Description of the 2001 Equity Incentive Plan

     Below is a summary of the principal provisions of the Equity Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

     Purpose. The purpose of the Equity Incentive Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of options, restricted stock and stock bonuses.

      Shares Subject to the Equity Incentive Plan. The stock reserved for issuance pursuant to awards granted under the Equity Incentive Plan consists of shares of the Company’s authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to awards granted under the Equity Incentive Plan is 1,050,000 shares. If any option granted under the Equity Incentive Plan expires or terminates for any reason without being exercised in whole or in part, any award of shares is forfeited or repurchased, or any award terminates without any shares being issued, the shares released from such option or award will again become available for grant and purchase under the Equity Incentive Plan. Over the term of the Equity Incentive Plan through December 20, 2001, a total of 624,465 stock options were granted and 111,145 stock options were canceled.

     Eligibility. The Equity Incentive Plan provides for the grant of stock options and stock bonuses and the issuance of restricted stock by the Company to its employees, officers, directors, consultants, independent contractors and advisers. No person will be eligible to receive more than 200,000 shares in any calendar year pursuant to grants under the Equity Incentive Plan, except that a new employee of the Company (including a new employee who is also an officer or director of the Company) may receive up to a maximum of 800,000 shares in the calendar year in which the employee commences employment. As of December 20, 2001, approximately 270 persons were eligible to receive awards under the Equity Incentive Plan, no shares had been issued upon exercise of options and 536,680 shares were available for future option grants. The fair market value of the Common Stock on that date was $37.36. Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards.

     Administration. The Equity Incentive Plan is administered by the Compensation Committee appointed by the board of directors consisting of Dr. Chan and Mr. King, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The interpretation or construction by the Compensation Committee of any provision of the Equity Incentive Plan or of any option granted under it is final and binding on all participants.

     Stock Options. The Equity Incentive Plan permits the granting of options that are intended to qualify either as incentive stock options or non-qualified stock options. Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines for each option whether the option is to be an incentive stock option or a non-qualified stock option, the number of shares for which the option will be granted, the exercise price of the option, the period during which the option may be exercised and other terms and conditions of the option grant. Each option granted under the Equity Incentive Plan is evidenced by an option grant in such form as the Compensation Committee approves and is subject to the following conditions:

Limitation on Incentive Stock Options. A participant may receive an incentive stock option only if he or she is an employee of the Company or of a parent or subsidiary of the Company.

Number of Shares. Each option grant states the number of shares to which it pertains.

Option Exercise Period. Options granted under the Equity Incentive Plan are generally exercisable with respect to 25% of the shares annually elapsed from the date of grant.

Option Exercise Price. The option exercise price is determined by the Compensation Committee when the option is granted and may not be less than 100% of the fair market value of the shares subject to the option on the date of grant, except that the exercise price may be reduced to no less than 85% of the fair market value of the shares on the date of grant if the discount is expressly made in lieu of a reasonable amount of salary or cash bonus. Notwithstanding the foregoing, the option exercise price of an incentive stock option may not be less than 100% of the fair market value of the shares subject to the incentive stock option on the date of grant. However, any incentive stock options granted to a holder of more than 10% of the total combined voting shares of the Company may not be less than 110% of the fair market value of the shares subject to such an option.

Form of Payment. The exercise price of options granted under the Equity Incentive Plan, plus any applicable income tax withholding, is typically payable in cash or by check. The option exercise price may also be payable in shares of fully paid common stock of the Company that have been owned by the participant for more than six months, by a full recourse promissory note, by waiver of compensation due or accrued to the participant for services rendered through a “same day sale” or through a “margin commitment” with respect only to purchases upon exercise of an option; or by any combination of the foregoing that the Compensation Committee may authorize.

Term of Options. Options granted under the Equity Incentive Plan are permitted to be exercisable for up to ten years, except that an incentive stock option granted to a holder of greater than 10% of the total combined voting shares of the Company may not be exercisable for more than five years.

Effect of Participant’s Termination of Employment. If a participant terminates employment with the Company, or any parent, subsidiary or affiliate of the Company, the participant typically has three months (or twelve months in the case of the participant’s death or disability) to exercise any options exercisable on the date the participant’s employment with the Company terminates. If a participant’s employment is terminated for cause, then the participant’s options expire on the termination date, or as otherwise determined by the Compensation Committee.

     Restricted Stock Awards. The Compensation Committee may grant participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine.

     Stock Bonus Awards. The Compensation Committee may grant participants stock bonus awards either in addition to or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine.

     Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at such time and upon such conditions as the Compensation Committee determines.

     Amendment of the Equity Incentive Plan. The Board of Directors may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Equity Incentive Plan. The Board of Directors may not amend the Equity Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 promulgated thereunder (or its successor) without such approval. Notwithstanding the foregoing, the Board of Directors or the Compensation Committee may grant waivers of provisions of the Equity Incentive Plan or any award granted under such plan only under extraordinary conditions, such as death, disability, change of corporate control, as determined by the Compensation Committee’s good faith discretion.

     Term of the Equity Incentive Plan. Awards may be granted pursuant to the Equity Incentive Plan from time to time until November 2, 2010, which is ten years after the date the Equity Incentive Plan was originally adopted by the Board of Directors.

      Federal Income Tax Information. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN.

Incentive Stock Options. A participant recognizes no income upon grant of an incentive stock option and incurs no tax on its exercise (unless the participant is subject to the alternative minimum tax). If the participant holds the stock acquired upon exercise of an incentive stock option for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the incentive stock option shares. If there is capital gain, the incentive stock option shares will be taxed at a rate that depends on whether they were held for more than twelve months (long-term). This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the incentive stock option shares.

If the participant disposes of incentive stock option shares prior to the expiration of either required holding period, the gain realized upon such disposition, up to the difference between the fair market value of the incentive stock option shares on the later of the date of vesting or the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain taxed at a rate that depends upon the amount of time the incentive stock option shares were held by the participant.

Alternative Minimum Tax. The difference between fair market value of the incentive stock option shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax. The alternative minimum tax (imposed to the extent it exceeds the taxpayer’s regular tax) is 26% of the portion of an individual taxpayer’s alternative minimum taxable income that would otherwise be taxable as ordinary income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% alternative minimum tax rate applies with respect to the portion of a taxpayer’s alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the incentive stock option shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($49,000 in case of a joint return, and $37,500 in case of an unmarried person, subject to reduction under certain circumstances).

If a disqualifying disposition of the incentive stock option shares occurs in the same calendar year as exercise of the incentive stock option, there is no alternative minimum tax adjustment with respect to those incentive stock option shares. Also, upon a sale of incentive stock option shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the incentive stock option shares at exercise over the amount paid for the incentive stock option shares.

Non-qualified Stock Options. A participant will not recognize any taxable income at the time a non-qualified stock option is granted. However, upon exercise of a non-qualified stock option the participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant’s purchase price. The included amount will be treated as ordinary income by the participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the participant’s salary). The required flat federal withholding rate is currently 28%. Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

9

PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS

     The Company has selected Deloitte & Touche LLP as its independent auditors to perform the audit of the Company’s financial statements for fiscal 2002, and the stockholders are being asked to ratify such selection. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to the Company by Deloitte &Touche LLP During the Fiscal Year Ending September 30, 2001

     Audit Fees

     Audit fees billed to the Company by Deloitte & Touche LLP during the fiscal year ended September 30, 2001, for the audit of the Company’s annual financial statements included in the Company’s 2001 Annual Report on Form 10-K and the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal 2001, totaled $199,000.

     Financial Information Systems Design and Implementation Fees

     The Company did not engage Deloitte & Touche LLP to provide advice or services to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

     All Other Fees

     Fees billed to the Company by Deloitte & Touche LLP during the Company’s fiscal year ending September 30, 2001 for all other non-audit services rendered to the Company, including accounting advice and tax services, totaled $263,000. The audit committee of the Board has determined that the accounting advice and tax services provided by Deloitte & Touche LLP are compatible with maintaining Deloitte & Touche LLP’s independence.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE FISCAL YEAR ENDING 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of December 20, 2001 with respect to the beneficial ownership of the Company’s Common Stock by: (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock; (b) each director nominee; (c) the Named Executive Officers (as defined below), and (d) all current executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Dreyfus Corporation (2)	1,518,000	6.6
Capital Research and Management (3)	1,300,000	5.7
Trust Company of the West (TCW) Asset Management Company (4)	1,192,335	5.2
James V. Diller (5)	1,082,063	4.6
Richard M. Beyer (6)	339,245	*
Alden J. Chauvin, Jr. (7)	140,249	*
Chuck K. Chan (8)	116,211	*
Alan V. King (9)	110,415	*
Brian McDonald (10)	54,166	*
Mohan Maheswaran (11)	44,166	*
Umesh Padval (12)	37,498	*
Rajeeva Lahri (13)	0	*
All current officers and directors as a group (9 persons) (14)	1,924,013	7.9

*Less than 1%.

(1)	Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The address for each officer and director named in the table is c/o Elantec Semiconductor, Inc., 675 Trade Zone Boulevard, Milpitas, California 95035.

(2)	Based on information obtained from Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, Dreyfus Corporation was the beneficial owner of 1,518,000 shares on December 10, 2001.

(3)	Based on information obtained from Capital Research and Management, 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Capital Research and Management was the beneficial owner of 1,300,000 shares on December 10, 2001.

(4)	Based on information obtained from Trust Company of the West Asset Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, Trust Company of the West was the beneficial owner of 1,192,335 shares on December 10, 2001.

(5)	Includes 277,480 shares held by Mr. Diller’s family trust and 804,583 shares subject to options exercisable within 60 days of December 20, 2001. Mr. Diller is the Chairman of the Board of Directors.

(6)	Includes 527 shares held by Mr. Beyer and 2,300 shares held by Mr. Beyer’s family trust. In addition, 69,200 shares of common stock are held by Mr. Beyer’s family trust and the Company has a right of repurchase on these shares that expires ratably over a five-year period. Also includes 267,218 shares subject to options exercisable within 60 days of December 20, 2001.

(7)	Includes 35,533 shares held by Mr. Chauvin, 165 shares held by or in the name of Mr. Chauvin’s children and 104,551 shares subject to options exercisable within 60 days of December 20, 2001. Mr. Chauvin is our Vice President of Worldwide Sales.

(8)	Includes 29,962 shares held by Dr. Chan’s family trust and 86,249 shares subject to options exercisable within 60 days of December 20, 2001. Dr. Chan is a Director of Elantec.

(9)	Includes 20,000 shares held by Mr. King and 90,415 shares subject to options exercisable within 60 days of December 20, 2001. Mr. King is a Director of Elantec.

(10)	Mr. McDonald does not hold any shares but holds 54,166 shares subject to options exerciseable within 60 days of December 20, 2001. Mr. McDonald became our Vice President of Finance and Administration, Chief Financial Officer and Secretary in January 2001.

(11)	Mr. Maheswaran does not hold any shares but holds 44,166 shares subject to options exerciseable within 60 days of December 20, 2001. Mr. Maheswaran joined the Company as our Vice President of Corporate Strategy and Business Development in January 2001 and he was appointed to Vice President of Marketing and Business Development in July 2001.

(12)	Mr. Padval does not hold any shares but has 37,498 shares subject to options exerciseable within 60 days of December 20, 2001. Mr. Padval is a Director of Elantec.

(13)	Mr. Lahri does not hold any shares and has zero options exerciseable within 60 days of December 20, 2001. Mr. Lahri became our Senior Vice President of Technology and Operations in April 2001.

(14)	Includes shares subject to options exercisable within 60 days of December 20, 2001 described in footnotes (2) through (9).

11

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1999, 2000 and 2001 by the Company’s Chief Executive Officer and its four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2001 (together, the “Named Executive Officers”). This information includes the dollar values of base salaries, bonus awards and restricted stock awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant SARs and has no long-term compensation benefits other than restricted stock awards and stock options.

Summary Compensation Table
		Annual Compensation(1)		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (2)	Restricted Stock Awards ($)		Securities Underlying Options (No. of Shares)	All Other Compensation ($)(3)
Richard M. Beyer (4)	2001	$295,385	$ 76,475	—		92,000	$8,020
President, Chief Executive Officer	2000	34,542	78,258	5,016,140	(5)	613,500	$ 73
and Director	1999	—	—	—		—	—
				—
Alden J. Chauvin, Jr.	2001	188,406	38,238			42,000	5,770
Vice President of Worldwide Sales	2000	175,274	153,270	—		50,000	5,023
	1999	81,561	48,550	—		200,000	1,608
				—
Brian McDonald (6)	2001	142,311	150,000			202,000	2,787
Vice President of Finance and	2000	—	—	—		—	—
Administration, Chief Financial	1999	—	—	—		—	—
Officer and Secretary

Maheswaran, Mohan (7)	2001	146,157	112,293	—		242,000	2,681
Vice President of Marketing and	2000	—	—	—		—	—
Business Development	1999	—	—	—		—	—
				—
Rajeeva Lahri (8)	2001	84,617	90,384			200,000	1,905
Senior Vice President of	2000	—	—	—		—	—
Technology and Operations	1999	—	—	—		—	—

(1)	Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of the individual’s salary plus bonus.

(2)	Represents bonuses earned for services rendered during the fiscal year listed, even if paid after the end of the fiscal year.

(3)	Represents insurance premiums paid by the Company with respect to term life insurance for the benefit of the Named Executive Officers and 401(k) employer matched contributions totaling 2.5% of plan participant’s base salary.

(4)	Mr. Beyer became the Company’s President, Chief Executive Officer and Director in July 2000.

(5)	Represents the value of 86,500 shares of restricted stock issued to Mr. Beyer on July 12, 2000 at an aggregate cost of $860 and an aggregate fair market value of $5,017,000 on the date of issuance. The Company has a right of repurchase on these shares that expires ratably over a 5-year period.

(6)	Mr. McDonald joined the Company as our Vice President of Finance and Administration, Chief Financial Officer and Secretary in January 2001.

(7)	Mr. Maheswaran joined the Company as Vice President of Corporate Strategy and Business Development in January 2001.

(8)	Mr. Lahri joined the Company as our Senior Vice President of Technology and Operations in April 2001.

12

Option Grants in Fiscal 2001

     The following table sets forth information concerning individual stock option grants during the fiscal year ended September 30, 2001 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date the option was granted to the end of the option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants Table

	Individual Grants
	Number of Securities Underlying	% of Total Options Granted to Employees in	Exercise		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (4)
Name	Options Granted (#) (1)	Fiscal Year 2001 (2)	Price ($/Share) (3)	Expiration Date	5% ($)	10% ($)
Richard M. Beyer	90,000	4.8%	$40.50	01/16/2010	$2,292,341	$5,809,037
	2,000	0.1	25.88	04/17/2010	32,552	82,490
Alden J. Chauvin, Jr.	40,000	2.1	40.50	01/16/2010	1,018,818	2,581,794
	2,000	0.1	25.88	04/17/2010	32,552	82,490
Brian McDonald	200,000	10.6	40.50	01/16/2010	5,094,090	12,908,970
	2,000	0.1	25.88	04/17/2010	32,552	82,490
Mohan Maheswaran	200,000	10.6	30.81	01/08/2010	3,875,659	9,821,336
	40,000	2.1	25.16	06/15/2010	632,925	1,603,900
	2,000	0.1	25.88	04/17/2010	32,552	82,490
Rajeeva Lahri	200,000	10.6	33.22	04/30/2010	4,178,412	10,588,543

(1)	Stock options vest as to 25% of the shares on the first anniversary of the date of grant and 1/48th of the total number of shares on a monthly basis.

(2)	The Company granted options to purchase 1,893,472 shares in fiscal 2001. There were 532,063 granted options canceled during the fiscal year due primarily to employee terminations.

(3)	Stock options are granted with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant.

(4)	The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices.

13

     The following table sets forth information concerning the number of shares acquired on exercise of stock options, the value realized on such exercise, and the number and value of unexercised stock options held at September 30, 2001 by each of the Named Executive Officers.

Aggregated Option Exercises in Fiscal 2001 and September 30, 2001 Option Values

	Shares Acquired on		Number of Securities Underlying Unexercised Options at 9/30/01		Value of Unexercised In-the-Money Options at 9/30/01 ($)(2)
Name	Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard M. Beyer	—	—	178,937	526,563	—	—

Alden J. Chauvin, Jr.	35,162	$1,053,286	59,346	158,668	$1,040,771	$1,201,658

Brian McDonald	—	—	33,333	168,667	—	—

Mohan Maheswaran	10,000	$ 101,920	23,333	208,667	—	—

Rajeeva Lahri	—	—	—	200,000	—	—

(1)	“Value Realized” represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been and may never be realized. They are based on the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s Common Stock on September 30, 2001 ($22.95 per share).

AGREEMENTS WITH EXECUTIVE OFFICERS

     Employment Agreement with Mr. Beyer. The Company has entered into an Employment Agreement, dated as of July 12, 2000, with Mr. Beyer, pursuant to which Mr. Beyer has agreed to serve as President and Chief Executive Officer of the Company. In addition to stating initial salary, bonus and stock compensation for Mr. Beyer, the agreement provides for severance benefits following the termination of his employment, including in the event of a change in control of the Company. If Mr. Beyer is terminated involuntarily or without cause, he will receive a lump sum severance payment equal to 12 months of his current annual base salary, a lump sum payment equal to his full target bonus for the year of his termination, and credit for 12 additional months of employment service for purposes of accelerating the vesting of his options and restricted stock granted under the agreement. In the event of his involuntary termination within 12 months following a change in control of the Company where Mr. Beyer is not placed in a comparable position, all of his options and restricted stock granted under the agreement will become fully and immediately vested and exercisable.

     Executive Change in Control Severance Benefits Agreement with Mr. Beyer. The Company has entered into an Executive Change In Control Severance Benefits Agreement, dated as of February 13, 2001, as amended on November 9, 2001, with Mr. Beyer. The agreement provides that if Mr. Beyer is terminated involuntarily (other than death or disability) or voluntarily terminates his employment for good reason within 12 months following a change in control of the Company, all of his options and restricted stock will become fully and immediately vested and exercisable. In addition, he will receive a lump sum payment equal to 12 months of his annual base salary in effect prior to the change in control or the termination, whichever is greater, and his projected annual bonus for the fiscal year in which the termination occurs. If one year after a change in control of the Company, Mr. Beyer is still employed by the surviving company, Mr. Beyer will receive a lump sum payment equal to 12 months of his annual base salary and his target bonus in effect prior to the change in control. Additionally, all of his options and restricted stock will become fully and immediately vested and exercisable, regardless of whether Mr. Beyer subsequently terminates his employment with the surviving company.

     Executive Change in Control Severance Benefits Agreement with certain Executive Officers of the Company. The Company has entered into Executive Change in Control Severance Benefits Agreements with the following executive officers of the Company: Alden Chauvin, Rajeeva Lahri, Mohan Maheswaran and Brian McDonald. The agreements provide that if an executive officer is terminated involuntarily (other than death or disability) or voluntarily terminates his employment for good reason within 12 months following a change in control of the Company, a portion of such executive officer’s unvested options and restricted stock equal to two year’s of vesting will become fully and immediately vested and exercisable. In addition, the executive officer will receive a lump sum payment equal to 12 months of his annual base salary in effect prior to the change in control or the termination, whichever is greater, and a lump sum payment to equal his full target annual bonus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Dr. Chan and Mr. King, neither of whom has been or is an officer or an employee of the Company. No member of the Compensation Committee served on the Compensation Committee of another entity or has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee establishes the general compensation policy of the Company. The role of the Compensation Committee is to review, establish guidelines, and approve salaries, cash bonuses, stock options and other compensation of the executive officers. As discussed, the Compensation Committee consists solely of directors Dr. Chan and Mr. King. Richard M. Beyer, President and Chief Executive Officer, and James V. Diller, former President, and Chief Executive Officer of the Company, attended certain of the meetings of the Compensation Committee and made recommendations regarding executive compensation. Neither Mr. Diller nor Mr. Beyer attended any Compensation Committee meetings where their compensation package was being discussed by the Compensation Committee. The Compensation Committee also administers the 1995 Equity Incentive Plan, the 1995 Stock Purchase Plan, the 1995 Directors Stock Option Plan and the 2001 Equity Incentive Plan.

General Compensation Policy

     The Compensation Committee has set forth the following as criteria for total executive compensation:

•	The Company’s total executive compensation package must be competitive in the marketplace so as to enable the Company to attract and retain top caliber executive talent.

•	The Company’s executive compensation must be linked to the Company’s overall performance. The philosophy of the Compensation Committee is that base salary should be on par with industry averages for comparable companies; however, the executive officers should have significant cash bonus incentives if the Company meets or exceeds the goals committed to the Board, particularly in view of the Board’s opinion of the relative difficulty in reaching these goals given competitive market conditions and other factors affecting the Company’s performance.

•	The Compensation Committee believes that stock options play an important role in attracting and retaining qualified personnel in that stock options provide personnel with a reward directly tied to increased stock values.

     The Committee’s philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation directly to corporate performance. Thus, the Company’s compensation policy, which applies to management and other selected employees of the Company, relates a portion of each individual’s total compensation to the Company’s corporate objectives set forth at the beginning of the Company’s fiscal year, as well as to individual contributions. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and adjusted based on the individual officer’s performance as measured against established personal objectives. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1995 or 2001 Equity Incentive Plans. Stock options generally have value for the executive only if the price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest.

     In preparing the performance graph for this Proxy Statement, the Company used the Nasdaq Stock Market Index U.S. (“Nasdaq Index”) as its published line of business index as the Company believes that the Nasdaq Index is a good indicator of stock price performance with respect to the Company’s industry. The Company further believes that the data contained in the executive compensation survey described in the foregoing paragraph, which includes certain companies on the Nasdaq Index, is a good benchmark with respect to executive compensation practices in the Company’s industry.

2001 Executive Compensation

     Base Salaries. The base salary for each executive officer for fiscal 2001 was determined by the Compensation Committee after considering the relative compensation for comparable positions at comparable companies from various available industry sources.

     Incentive Compensation. Once base salaries were determined, an additional portion of total compensation was awarded to Company executives based upon the actual pre-tax income of the Company.

     Stock Options. Stock options granted by the Compensation Committee take into consideration the anticipated future contribution and ability to impact corporate business results of each affected executive officer.

2001 CEO Compensation

     In fiscal 2001, Mr. Beyer’s base salary was $300,000. Mr. Beyer also received bonuses totaling $76,475 based upon the actual pre-tax income of the Company related to fiscal 2001. Mr. Beyer received stock options totaling 92,000 shares.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

     The Company intends to comply with the requirements of Section 162(m) of the Code for fiscal 2001. The 1995 and 2001 Equity Incentive Plans are currently in compliance with Section 162(m) of the Code. The Company does not expect cash compensation for fiscal 2002 to be affected by the requirements of Section 162(m). However, since corporate objectives may not always be consistent with the requirements for full deductibility, in the future it is conceivable that certain compensation arrangements may not be deductible under Section 162(m).

COMPENSATION COMMITTEE Chuck K. Chan Alan V. King

16

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Stock Market Index (U.S.) and the JP Morgan H&Q Semiconductor Sector Index. The graph assumes that $100 was invested in the Company’s Common Stock, the Nasdaq Stock Market Index (U.S.) and the JP Morgan H&Q Semiconductor Sector Index from September 30, 1996 through September 30, 2001. Note that historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ELANTEC SEMICONDUCTOR, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE JP MORGAN H&Q SEMICONDUCTORS INDEX

	CUMULATIVE TOTAL RETURN

	09/30/97	09/30/98	09/30/99	09/30/00	09/30/01
Elantec Semiconductor, Inc.	91.07	51.79	252.68	2846.43	655.71
Nasdaq Stock Market — U.S. Index	137.27	139.44	227.82	302.47	123.64
JP Morgan H&Q Semiconductor Index	199.70	114.16	311.45	578.59	247.64

$100 Invested on September 30, 1996 in Stock or Index. Fiscal Year Ending September 30. 17

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Company is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board of Directors. The members of the committee are Chuck K. Chan (Chairman), Alan V. King and Umesh Padval. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation’s independent accountants.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

     Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2001 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE Chuck K. Chan Alan V. King Umesh Padval

18

CERTAIN TRANSACTIONS

     From October 1, 2000 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock (“10% Stockholders”), to file with the Securities and Exchange Commission initial reports of ownership on a Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on a Form 4 or Form 5. Such officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its reviews of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all of the Company’s directors, officers and 10% stockholders made all the necessary filings under Section 16(a) during fiscal 2001, except that Mr. Maheswaran filed a Form 3 late.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Company’s Proxy Statement and form of proxy relating to the Company’s annual meeting of stockholders to be held in 2003 must be received by September 1, 2002. Stockholders wishing to bring a proposal before the annual meeting for 2003 (but not include it in the Company’s proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company after September 17, 2002 but no later than October 17, 2002.

OTHER BUSINESS

     The Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of such meeting. As to any business that may properly come before the Annual Meeting, or any adjournment or postponement thereof, however, it is intended that Proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such Proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors /s/ Richard M. Beyer Richard M. Beyer President and Chief Executive Officer

19

Elantec Semiconductor, Inc.
2001 Equity Incentive Plan

EXHIBIT A

ELANTEC SEMICONDUCTOR, INC.

2001 EQUITY INCENTIVE PLAN

As Adopted November 2, 2000

and Amended December 10, 2001

     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,050,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the number of Shares that may be granted pursuant to Sections 3 below, (c) the Exercise Prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Awards will be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 800,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted but may not be less than 100% of the Fair Market Value of the Shares on the date of grant except that the exercise price may be reduced to no less than 85% of the Fair Market Value of the Shares on the date of grant if the discount is expressly made in lieu of a reasonable amount of salary or cash bonus, as determined in the good faith discretion of the Committee. Notwithstanding the foregoing: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)	If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)	If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

(c)	If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. Subject to the provisions of Section 21, the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price and provided further that the Exercise Price may not be reduced without the prior approval of the Company’s shareholders.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria. Notwithstanding the foregoing, Restricted Stock Awards may not vest any faster than 33-1/3% per year unless the vesting is performance based. In the case of performance vesting, Restricted Stock Awards shall nonetheless be subject to one-year cliff vesting in the event the performance criteria are satisfied prior to one year from the date of grant.

6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. STOCK BONUSES.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be in lieu of a reasonable amount of salary or cash bonus, as determined in the good faith discretion of the Committee, pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. also, a Stock Bonus may be awarded upon satisfaction of such performance goals over at least a twelve month period as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8. PAYMENT FOR SHARE PURCHASES.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c)	by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d)	by waiver of compensation due or accrued to the Participant for services rendered;

(e)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)	through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)	through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

     10. WITHHOLDING TAXES.

10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     11. TRANSFERABILITY.

11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

11.2 All Awards other than NQSO’s. All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan 12. PRIVILEGES OF STOCK OWNERSHIP.

12.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

12.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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Elantec Semiconductor, Inc.
2001 Equity Incentive Plan

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

     18. CORPORATE TRANSACTIONS.

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

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Elantec Semiconductor, Inc.
2001 Equity Incentive Plan

     19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date this Plan is adopted by the Board (the “Effective Date”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Awards shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

     20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval. . Notwithstanding the foregoing, the Board may grant waivers of Plan or Award provisions only under extraordinary conditions, such as, death, disability, change of corporate control, as determined in the good faith discretion of the Committee.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means (i) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee’s employment.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means Elantec Semiconductor, Inc. or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d)	in the case of an Award made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e)	if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a)	child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b)	any person (other than a tenant or employee) sharing the Participant’s household;

(c)	a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

(d)	a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)	any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Earnings per share and/or earnings per share growth;

(f)	Total stockholder return and/or total stockholder return growth;

(g)	Return on equity;

(h)	Operating cash flow return on income;

(i)	Adjusted operating cash flow return on income;

(j)	Economic value added; and

(k)	Individual confidential business objectives.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

“Plan” means this Elantec Semiconductor, Inc. 2001 Equity Incentive Plan, as amended from time to time.

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Elantec Semiconductor, Inc. 2001 Equity Incentive Plan

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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Please mark           your votes as         indicated in      [X] this example

The Board of Directors recommends a vote FOR all nominees and for Items 2 and 3

	FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
Item 1 - ELECTION OF DIRECTORS			Item 2 -	AMENDMENTS OF
Nominees:	[ ]	[ ]		2001 EQUITY INCENTIVE PLAN	[ ]	[ ]	[ ]
Richard M. Beyer Chuck K. Chan James V. Diller			Item 3 -	RATIFICATION OF
Alan V. King Umesh Padval				SELECTION OF INDEPENDENT AUDITORS	[ ]	[ ]	[ ]

WITHHELD FOR:	(To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below).

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Dated: Signature(s)

Note: Please sign exactly as your name(s) appear on your stock certificate. If shares are held of record in the names of two or more persons or in the name of the husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

FOLD AND DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ELANTEC SEMICONDUCTOR, INC.

The undersigned hereby appoints Richard M. Beyer and Brian McDonald proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Elantec Semiconductor, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters at 675 Trade Zone Boulevard, Milpitas, California 95035 on February 15, 2002 or any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

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